united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2016

Investor Information: 1-855-224-7204
www.PROBABILITIESFUND.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Probabilities Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders:

We are pleased to present you with the Probabilities Fund Semiannual Report. For the six month period ended March 31, 2016, Probabilities Fund’s (Class I) (the “Fund”) total return was 2.67%, compared with 8.49% for the S&P 500 Index*.

During the period under review, the Fund benefited from its leveraged and long exposure to U.S. stocks for a portion of the period. Much of the fund’s underperformance was caused by leveraged positions around the November/December, December-January and January-February turn-of-months. The fund strategy positions the fund aggressively during these historically positive periods; in 2015/2016 these periods were uncharacteristically volatile to the downside. A portion of the Fund’s underperformance was recovered in March.

Looking back over the six month period, the Fund started the period positioned with 1x equity market (bullish) exposure and oscillated between a 1x and leveraged 2x position during the period. The Fund’s Portfolio was actively managed to obtain equity exposure, at times leveraged, throughout the period, pursuing gains based on its system-generated triggers. Market exposure was increased in the period as dictated by policy rules to increase exposure when expected return is positive. We expected equity returns in the fourth quarter of the pre-election year to be positive; therefore the fund’s investment policy dictates a bullish position during such periods. Volatility in this period caused negative performance that quarter. In the first quarter of 2016, the portfolio recovered as the market gained. Performance during the period met the portfolio manager’s expectations and was consistent with the trading strategy.

Our outlook for 2016, consistent with the typical presidential election year, is that we expect the market to be volatile with potentially more downside swings than 2015. The second quarter of the election year is typically weakest in the election cycle as uncertainty about the election tempers investor enthusiasm. Fundamentally, stocks are priced to perfection at almost 24x trailing earnings for the S&P 500. The markets are sure to watch earnings season closely, any earnings disappointments or evidence of economic slowdown could cause a correction. In this environment, we expect to see opportunities to add value by reducing exposure at times we believe downside risk is excessive.

Rates are still near zero, but the Fed has clearly embarked on a tightening cycle and we expect another 0.25% rate hike in June. However we believe the Fed will be careful and there will be pauses between hikes depending on economic performance; the Fed will be sensitive and will likely pause if the economy weakens.

Thank you for being a Probabilities Fund shareholder.

Sincerely,

Joseph B. Childrey

Founder & CIO

Probabilities Fund Management, LLC

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund’s shares. The Probabilities Fund paid a distribution of $0.21 per share in December 2015. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

6359-NLD-5/24/2016

1665 Union Street	Suite A	San Diego	California	92101	(800) 519-0438	www.probabilitiesfundmanagement.com

Probabilities Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2016

The Fund’s performance figures for the periods ended March 31, 2016 compared to its benchmark
			Five	Since	Since
	Six Months	One Year	Years	Inception*	Inception**
Probabilities Fund – Class A	2.59%	(1.40)%	N/A	0.73%	—
Probabilities Fund – Class A with load	(3.33)%	(7.05)%	N/A	(1.94)%	—
Probabilities Fund – Class C	2.22%	(2.09)%	N/A	(0.01)%	—
Probabilities Fund – Class I***	2.67%	(1.12)%	8.89%	—	11.47%
S&P 500 Total Return Index****	8.49%	1.78%	11.58%	7.34%	6.49%

*	Class A and Class C commenced operations on January 16, 2014.

**	Class I commenced operations on January 1, 2008.

***	The Fund is the successor to the Probabilities Fund, LP (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by Probabilities Fund Management, LLC, and had substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on December 12, 2013. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986,as amended (the “Code”).

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. For the period from inception through September 30, 2014, total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For the six months ended March 31, 2016, total returns would have been higher had the Adviser not recaptured some of its fees and a portion of the Fund’s prior period expenses. The Fund’s total gross annual operating expense, including underlying funds, is 2.43%, 3.18% and 2.18% for Class A, Class C and Class I shares, respectively, per the Fund’s January 28, 2016 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the Fund’s shares. For performance information current to the most recent month-end, please call 1-855-224-7204.

Portfolio Composition as of
March 31, 2016* (Unaudited)

Exchange Traded Funds - Equity	60.58%
Cash	39.50%
Liabilities in Excess of Other Assets	(0.08)%
Total	100.00%

* Based on a percentage of Net Assets

Please refer to the Portfolio of Investments in this semi-annual report for detailed analysis of the Fund’s holdings.

Probabilities Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 60.56%
	EQUITY FUNDS - 60.56%
178,165	Direxion Daily S&P 500 Bull 3X *	$14,907,066
235,420	ProShares UltraPro S&P 500	14,902,086
15,770	SPDR S&P 500 ETF Trust	3,241,681
17,190	Vanguard S&P 500 ETF	3,241,346
31,000	Vanguard Total Stock Market ETF	3,249,420
	TOTAL EXCHANGE TRADED FUNDS	39,541,599
	(Cost - $35,434,647)

	TOTAL INVESTMENTS - 60.56%
	(Cost - $35,434,647)(a)	$39,541,599
	CASH - 39.50%	25,782,188
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.06)%	(32,226)
	NET ASSETS - 100.00%	65,291,561

*	Non-Income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $35,434,647 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,185,530
Unrealized depreciation:	(78,578)
Net Unrealized appreciation:	$4,106,952

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2016

Assets:
Investments in Securities at Value (identified cost $35,434,647)	$ 39,541,599
Cash	25,782,188
Dividends and Interest Receivable	16,657
Receivable for Fund Shares Sold	27,428
Prepaid Expenses and Other Assets	53,189
Total Assets	65,421,061

Liabilities:
Accrued Advisory Fees	72,497
Payable for Fund Shares Redeemed	45,202
Accrued Distribution Fees	7,937
Payable to Related Parties	3,864
Total Liabilities	129,500

Net Assets	$ 65,291,561

Composition of Net Assets:
At March 31, 2016, Net Assets consisted of:
Paid-in-Capital	$ 66,421,141
Accumulated Net Investment Loss	(1,438,436)
Accumulated Net Realized Loss on Investments	(3,798,096)
Net Unrealized Appreciation on Investments	4,106,952
Net Assets	$ 65,291,561

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized;
1,590,662 shares of beneficial interest outstanding)	$ 16,334,362
Net Asset Value and Redemption Price Per Share
($16,334,362/1,590,662 shares of beneficial interest outstanding)	$ 10.27
Offering Price Per Share
($10.27/0.9425) Includes a Maximum sales charge of 5.75%	$ 10.90

Class C Shares:
Net Assets (Unlimited shares of no par value interest authorized;
550,002 shares of beneficial interest outstanding)	$ 5,553,706
Net Asset Value, Offering and Redemption Price Per Share
($5,553,706/550,002 shares of beneficial interest outstanding)	$ 10.10

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized;
4,203,155 shares of beneficial interest outstanding)	$ 43,403,493
Net Asset Value, Offering and Redemption Price Per Share
($43,403,493/4,203,155 shares of beneficial interest outstanding)	$ 10.33

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2016

Investment Income:
Dividend Income	$139,699
Total Investment Income	139,699

Expenses:
Investment Advisory Fees	441,141
Registration & Filing Fees	45,124
Distribution Fees - Class A	20,431
Distribution Fees - Class C	24,804
Fund Accounting Fees	23,589
Administration Fees	12,677
Printing Expense	12,534
Legal Fees	10,027
Chief Compliance Officer Fees	8,423
Transfer Agent Fees	8,023
Audit Fees	7,521
Non 12b-1 Shareholder Servicing Fee	6,518
Custody Fees	3,761
Trustees’ Fees	3,761
Insurance Expense	2,006
Miscellaneous Expenses	5,014
Total Expenses	635,354
Plus: Expense Reimbursement Recaptured	21,980
Net Expenses	657,334

Net Investment Loss	(517,635)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(2,633,433)
Net Change in Unrealized Appreciation on Investments	4,192,810
Net Realized and Unrealized Gain (Loss) on Investments	1,559,377

Net Increase in Net Assets Resulting From Operations	$1,041,742

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2016	September 30, 2015
	(Unaudited)
Operations:
Net Investment Loss	$(517,635)	$(1,206,188)
Net Realized Loss on Investments	(2,633,433)	(353,562)
Net Change in Unrealized Appreciation on Investments	4,192,810	192,538
Net Increase (Decrease) in Net Assets Resulting From Operations	1,041,742	(1,367,212)

Distributions to Shareholders From:
Net Realized Capital Gains ($0.12 and $0.25 per share, respectively)	(811,101)	(1,587,316)
Total Distributions to Shareholders	(811,101)	(1,587,316)

Capital Transactions:
Class A Shares:
Proceeds from Shares Issued (611,493 and 1,422,398 shares, respectively)	6,158,001	15,076,209
Distributions Reinvested (18,497 and 31,286 shares, respectively)	189,039	342,896
Cost of Shares Redeemed (676,766 and 875,549 shares, respectively)	(6,684,534)	(9,170,236)
Net Increase (Decrease) From Capital Transactions: Class A	(337,494)	6,248,869

Class C Shares:
Proceeds from Shares Issued (183,009 and 264,603 shares, respectively)	1,846,660	2,743,307
Distributions Reinvested (6,086 and 4,419 shares, respectively)	61,285	48,081
Cost of Shares Redeemed (52,016 and 27,171 shares, respectively)	(514,601)	(282,960)
Net Increase From Capital Transactions: Class C	1,393,344	2,508,428

Class I Shares:
Proceeds from Shares Issued (1,680,765 and 2,664,412 shares, respectively)	16,428,308	28,286,883
Distributions Reinvested (49,829 and 101,383 shares, respectively)	511,748	1,114,200
Cost of Shares Redeemed (1,697,358 and 2,809,547 shares, respectively)	(16,090,206)	(29,609,473)
Net Increase (Decrease) From Capital Transactions: Class I	849,850	(208,390)

Net Increase in Net Assets From Capital Transactions	1,905,700	8,548,907

Total Increase in Net Assets	2,136,341	5,594,379

Net Assets:
Beginning of Period	63,155,220	57,560,841
End of Period	$65,291,561	63,155,220

Accumulated Net Investment Loss at End of Period	$(1,438,436)	$(942,781)

The accompanying notes are an integral part of these financial statements.

Probabilities Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
	March 31, 2016		September 30, 2015		September 30, 2014 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.13		$10.56		$10.46
Increase From Operations:
Net investment loss (a)	(0.08)		(0.21)		(0.15)
Net gain from investments (both realized and unrealized)	0.34		0.03		0.25
Total from operations	0.26		-0.18		0.10

Less Distributions:
From net realized gains on investments	(0.12)		(0.25)		—
Total Distributions	(0.12)		(0.25)		—

Net Asset Value, End of Period	$10.27		$10.13		$10.56

Total Return (b)	2.59	% (d)(h)	(1.87	)% (h)	0.96	% (g)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$16,334		$16,591		$11,187

Ratio of gross expenses to average net assets (e)	2.07	% (c)	2.14%		2.33	% (c)
Ratio of net expenses to average net assets (e) (h)	2.13	% (c)(g)	2.14	% (g)	2.14	% (c)
Ratio of net investment income (loss) to average net assets (e,f)	(1.70	)% (c)	(1.98)%		(2.03	)% (c)
Portfolio turnover rate	6	% (d)	1712%		2750	% (d)

*	Class A commenced operations on January 16, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Such ratio includes the Adviser’s and prior Co-Advisor’s recapture of waived/reimbursed fees from prior

(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods. See Note 3.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund - Class C
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
	March 31, 2016		September 30, 2015		September 30, 2014 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00		$10.50		$10.46
Increase From Operations:
Net investment loss (a)	(0.12)		(0.28)		(0.21)
Net gain from investments (both realized and unrealized)	0.34		0.03		0.25
Total from operations	0.22		(0.25)		0.04

Less Distributions:
From net realized gains on investments	(0.12)		(0.25)		—
Total Distributions	(0.12)		(0.25)		—

Net Asset Value, End of Period	$10.10		$10.00		$10.50

Total Return (b)	2.22	% (d)(h)	(2.56	)% (h)	0.38	% (g)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,554		$4,130		$1,797

Ratio of gross expenses to average net assets (e)	2.75	% (c)	2.89%		3.08	% (c)
Ratio of net expenses to average net assets (e) (h)	2.82	% (c)(g)	2.89	% (g)	2.89	% (c)
Ratio of net investment income (loss) to average net assets (e,f)	(2.32	)% (c)	(2.74)%		(2.78	)% (c)
Portfolio turnover rate	6	% (d)	1712%		2750	% (d)

*	Class A commenced operations on January 16, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Such ratio includes the Adviser’s and prior Co-Advisor’s recapture of waived/reimbursed fees from prior periods. See Note 3.

(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods. See Note 3.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
	March 31, 2016		September 30, 2015		September 30, 2014 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.18		$10.58		$10.00
Increase From Operations:
Net investment loss (a)	(0.07)		(0.18)		(0.15)
Net gain from investments (both realized and unrealized)	0.34		0.03		0.73
Total from operations	0.27		(0.15)		0.58

Less Distributions:
From net realized gains on investments	(0.12)		(0.25)		—
Total Distributions	(0.12)		(0.25)		—

Net Asset Value, End of Period	$10.33		$10.18		$10.58

Total Return (b)	2.67	% (d)(h)	(1.58	)% (h)	5.80	% (g)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$43,403		$42,434		$44,577

Ratio of gross expenses to average net assets (e)	1.82	% (c)	1.89%		2.08	% (c)
Ratio of net expenses to average net assets (e) (h)	1.88	% (c)(g)	1.89	% (g)	1.89	% (c)
Ratio of net investment income (loss) to average net assets (e,f)	(1.46	)% (c)	(1.72)%		(1.78	)% (c)
Portfolio turnover rate	6	% (d)	1712%		2750	% (d)

*	Class A commenced operations on January 16, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Such ratio includes the Adviser’s and prior Co-Advisor’s recapture of waived/reimbursed fees from prior

(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods. See Note 3.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2016

1.  ORGANIZATION

Probabilities Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund is the successor to the Probabilities Fund, LP (predecessor fund), a limited partnership organized on January 1, 2008. Effective as of the close of business on December 11, 2013, the Predecessor Fund was reorganized into a Delaware statutory trust as a registered investment company. The Fund currently offers Class A, Class C and Class I shares. Class I commenced operations on December 12, 2013 with a contribution of cash from the Predecessor Fund. Class A and Class C both commenced operations on January 16, 2014. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$39,541,599	$—	$—	$39,541,599
Total	$39,541,599	$—	$—	$39,541,599

*	Please refer to the Portfolio of Investments for industry classifications.

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by the Fund on returns filed for open tax years 2013-2015 or expected to be taken in the Fund’s 2016 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions as of and for the period ended March 31, 2016. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The amounts and character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. To the extent these book/tax differences are permanent; they are charged or credited to paid-in-capital in the period that the differences arise. All short-term capital gains are included in ordinary income for tax purposes.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Probabilities Fund Management, LLC serve as the Fund’s investment adviser (the “Adviser” or “Probabilities”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. Effective December 12, 2015, Princeton Fund Advisors, LLC (“Princeton”) resigned as co-adviser to the Fund. Prior to the date, the Probabilities and Princeton served as co-advisers to the Fund.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Adviser, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the average daily net assets. For the six months ended March 31, 2016, the Fund incurred advisory fees of $441,141.

The Adviser has contractually agreed to waive all or part of their advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund services providers (other than the Adviser)), at least until January 31, 2017, so that the total annual operating expenses of the Fund do not exceed 2.14%, 2.89% and 1.89% of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. Waivers and expense payments may be recouped by the Adviser from the Fund, within three fiscal years of when the amounts were waived or reimbursed, to the extent that overall expenses fall below the expense limitation. However, no recoupment payment will be made if it would result in the Fund exceeding the contractual expense limitation described above. The Board may terminate this expense reimbursement arrangement at any time. During the six months ended March 31, 2016, Probabilities and Princeton recaptured expenses in the amount of $21,980. The following amounts still subject to recapture by Probabilities and Princeton by the following dates:

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

9/30/2017	$3,867

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b-1 Plans” or “Plans”) with respect to the Fund’s Class A and Class C shares, pursuant to which the Fund pays Northern Lights Distributors, LLC (the “Distributor”) an annual fee for distribution and shareholder servicing expenses calculated by the Fund as a percentage of the average daily net assets attributable to the respective class of shares:

	Class A	Class C
Distribution Fee	0.25%	1.00%

The Distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses. During the six months ended March 31, 2016, the distribution fees accrued under the Plans amounted to $20,441 and $24,804 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of GFS. For the six months ended March 31, 2016, the Distributor received $20,257 in underwriting commissions for sales of the Fund’s shares, of which $2,820 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an as-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2016 amounted to $249,008,014 and $2,633,432 respectively.

5.	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended September 30, 2015 was as follows:

There were no distributions for the period ended September 30, 2014.

Fiscal Year Ended
September 30, 2015
Ordinary Income	$1,586,773
Long-Term Capital Gain	—
Return of Capital	543
$1,587,316

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(942,781)	$(321,226)	$—	$(118,194)	$(1,382,201)

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $942,781.

At September 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$321,226	$—	$321,226

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses, resulted in reclassification for the year ended September 30, 2015 as follows:

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(263,950)	$263,407	$543

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the Fund under Section 2(a)9 of the 1940 Act. As of March 31, 2016, Trust Company of America, an account holding shares for the benefit of others in nominee name, held approximately 36% of the voting securities of Class I and Pershing LLC, an account holding shares for the benefit of others in nominee name, held approximately 37% of the voting securities of Class C.

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Probabilities Fund
Approval of Investment Advisory Agreement (Unaudited)
March 31, 2016

Probabilities Fund (Co-Advisers – Probabilities Fund Management LLC & Princeton Fund Advisors, LLC) *

In connection with the regular meeting held on November 16-17, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of interim and definitive investment advisory agreements between Probabilities Fund Management, LLC (“PFM” or “Adviser”) and the Trust (the “Advisory Agreements”), with respect to the Probabilities Fund (“Probabilities” or the “Fund”). In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to the Advisory Agreements.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

Nature, Extent and Quality of Service. The Trustees noted that PFM, founded in 2007, currently manages approximately $190 million in assets, and specializes in the management of a tactical long/short equity trend following strategy for separately managed accounts and mutual funds. The Trustees reviewed the backgrounds of the key personnel responsible for servicing the Fund taking into consideration their education and financial industry experience noting each member of the investment team has over 20 years of diverse experience in the areas of hedge fund management, research, operations, and compliance. The Trustees considered that the adviser’s investment decision making approach is systematic and actively managed based on a proprietary process that employs both strategic and tactical research. They acknowledged that although not all strategy risks can be eliminated, the adviser monitors ETF liquidity risk and will invest in more than one ETF or use futures contracts of similar asset classes to mitigate risk. Additionally, they noted that the strategy’s use of S&P 500 Equity ETFs, there is a volatility risk element which the adviser has addressed through the employment of a systematic risk management overlay. They noted the adviser reported no material compliance or litigation issues since the prior advisory agreement approval. Referencing the June 23, 2015 memorandum to the Board outlining PFM’s compliance program and enhancements made, the Board noted that it appreciates that PFM, in anticipation of its role as sole adviser, has dedicated additional resources to the management of the Fund. The Board noted the adviser retained the services of legal counsel with RIA and mutual fund expertise to assist with its compliance program. The Board determined to continue to monitor the adviser’s compliance program through the Trust’s CCO. The Board concluded that the adviser has invested in resources in order to prepare itself to be the sole adviser to the Fund, and should provide quality service to the Fund, and their respective shareholders.

Performance. The Trustees noted that over the five year period ended September 2, 2015, the Fund outperformed the Morningstar Long/Short Equity category by over 700 bps (inclusive of the predecessor hedge fund performance). They further noted that the Fund outperformed the Morningstar Long/Short Equity category over the three year period, but by a smaller margin. The Trustees reviewed the Fund’s MPT statistics noting that, for the three year period ended August 31, 2015, the Fund (inclusive of hedge fund performance) exhibited a higher standard deviation (a measure of dispersion showing how widely a portfolio’s returns varied over a certain period of time) and higher return than the Morningstar Long/Short Equity category, but also provide a slightly lower Sharpe ratio (a method of calculating risk-adjusted returns). They considered that the strategy has had shorter periods of underperformance attributable to holding cash during rising markets and being leveraged during declining markets. They agreed that over the long term the Fund appear to have achieved the stated objective of capital appreciation. The Trustees noted the adviser will continue to implement the same investment strategy, agreed that they expect to see long term benefits to shareholders and agreed the adviser should be retained.

Fees and Expenses. The Trustees noted the adviser will charge a fee of 1.35% for advisory services to the Fund, which is higher than the peer group average (1.18%) and Morningstar Long/Short Equity category average

Probabilities Fund
Approval of Investment Advisory Agreement (Unaudited) (Continued)
March 31, 2016

(1.24%). They reviewed the peer group composition noting the wide dispersion of size of the funds in the peer group. They considered that although the advisory fee is higher than the average for its benchmarks, it is well within the range of fees charged by both the peer group and Morningstar Long/Short Equity category. The Trustees noted the Fund’s net expense ratio of 1.89% was in line with the Morningstar Long/Short Equity category average. The Trustees considered the significant time and effort required to manage the Fund noting that the overall advisory fee is not proposed to increase as compared to the total fee under the previous co-advisory agreement. After further discussion, the Trustees concluded that the fee was reasonable.

Economies of Scale. The Trustees noted the absence of breakpoints at this time but noted the adviser’s willingness to consider the implementation of breakpoints when the Fund’s assets reach a certain level. They also considered the adviser’s agreement to contractually limit Fund expenses. After discussion, it was the consensus of the Trustees that based on current size of the Fund, the absence of breakpoints was acceptable at this time and the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Profitability. The Trustees reviewed the adviser’s (projected) pro-forma profitability analysis provided by the adviser. They noted the adviser anticipates realizing a profit over each of the next two years in connection with its relationship with the Fund, but agreed that in each case it was not unreasonable in terms of actual dollars or percentage of revenue. The Trustees noted that the adviser believes the anticipated profit to be realized in connection with the Fund is reasonable given the level of commitment from the adviser. After a discussion, the Trustees concluded the adviser’s profitability was reasonable.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreements is in the best interests of the shareholders of Probabilities.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Probabilities Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges; and (2) ongoing costs, including management fees, distribution and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested and held for the entire period of October 1, 2015 through March 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending Account		Expenses Paid
	Beginning Account	Value	Annualized	During Period*
	Value (10/1/15)	(3/31/16)	Expense Ratio	(10/1/15 to 3/31/16)
Actual
Class A	$1,000.00	$1,025.90	2.13%	$10.79
Class C	$1,000.00	$1,022.20	2.82%	$14.26
Class I	$1,000.00	$1,026.70	1.88%	$ 9.53
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,014.35	2.13%	$10.73
Class C	$1,000.00	$1,010.90	2.82%	$14.18
Class I	$1,000.00	$1,015.60	1.88%	$ 9.47

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Adviser

Probabilities Fund Management, LLC

1665 Union Street, Suite A

San Diego, CA 92101

Administrator

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-224-7204 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-224-7204.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

*/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/7/2016

By (Signature and Title)

*/s/ Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 6/7/2016